EXHIBIT 10.58



               MASTER VESSEL AND COLLATERAL TRUST AGREEMENT

                        Dated as of August __, 1995


                                  Between


                  FIRST INTERSTATE BANK OF NEVADA, N.A.,
                                        as Administrative Agent

                                    and

                  FIRST INTERSTATE BANK OF NEVADA, N.A.,
                                        as Trustee.


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                             TABLE OF CONTENTS

                                                                        Page


RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

GRANTING CLAUSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE I   -  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . .2

ARTICLE II  -  DECLARATION OF TRUST. . . . . . . . . . . . . . . . . . . .3

ARTICLE III -  TRANSFER OF PROPERTY TO TRUST . . . . . . . . . . . . . . .4

ARTICLE IV  -  DUTIES OF THE TRUSTEE . . . . . . . . . . . . . . . . . . .5

ARTICLE V   -  CONCERNING THE TRUSTEE. . . . . . . . . . . . . . . . . . .6

ARTICLE VI  -  INDEMNIFICATION OF THE TRUSTEE BY THE
               BORROWER. . . . . . . . . . . . . . . . . . . . . . . . . .8

ARTICLE VII -  TRANSFER OF THE ADMINISTRATIVE AGENT'S
               INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . .9

ARTICLE VIII - PROCEDURE FOR ENFORCEMENT . . . . . . . . . . . . . . . . .9

ARTICLE IX  -  PAYMENTS TO THE ADMINISTRATIVE AGENT AND
               DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . 10

ARTICLE X   -  COMPENSATION OF THE TRUSTEE . . . . . . . . . . . . . . . 11

ARTICLE XI  -  REMOVAL, DISQUALIFICATION OR RESIGNATION
               OF THE TRUSTEE; SUCCESSOR TRUSTEES. . . . . . . . . . . . 12

ARTICLE XII -  TERMINATION AND DISCHARGE OF TRUST. . . . . . . . . . . . 14

ARTICLE XIII   -    AMENDMENT OF TRUST AGREEMENT . . . . . . . . . . . . 14

ARTICLE XIV -  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . 15

                                      -i-
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SCHEDULE A  -  DESCRIPTION OF SHIPS

EXHIBIT A   -  TRUST RECEIPT

                                      -ii-
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                  MASTER VESSEL AND COLLATERAL TRUST AGREEMENT


          THIS MASTER VESSEL AND COLLATERAL TRUST AGREEMENT (this "Trust Agreement") is made and entered into as of August __, 1995 between (A) First Interstate Bank of Nevada, N.A., as administrative agent (the "Administrative Agent") on behalf of itself and the Lenders (as defined below), and (B) First Interstate Bank of Nevada, N.A., as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings ascribed to them as set forth in the Credit Agreement (as defined below).


                           W I T N E S S E T H:


          WHEREAS,

          (A) Players International, Inc. (the "Borrower"), the financial institutions party thereto from time to time (the "Lenders") and First Interstate Bank of Nevada, N.A., individually and as Administrative Agent, a Managing Agent and a Co-Arranger, Bankers Trust Company, individually and as a Managing Agent, and BT Securities Corporation, as a Co-Arranger, have entered into a Credit Agreement, dated as of August , 1995 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of the Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (the Lenders and the Administrative Agent are herein called the "Secured Creditors");

          (B) It is a condition precedent to the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement that the Borrower and its Subsidiaries have entered into certain Collateral Documents to secure the obligations of the Borrower under the Loan Documents;

          (C) Pursuant to the Credit Agreement the Borrower (i) shall cause to be granted to the Trustee, solely for the benefit of the Administrative Agent, as agent for itself and the Lenders, a mortgage on each Ship described in the Credit Agreement pursuant to the Ship Mortgages; and

          (D) The Administrative Agent and the other Secured Creditors desire the Trustee to hold the Trust Estate pursuant to the provisions of this Trust Agreement, and the Trustee is willing to hold the Trust Estate in accordance with the provisions hereof, all as hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual premises, and subject to the terms and conditions provided herein, the parties hereto agree as follows:


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                                 ARTICLE I

                                DEFINITIONS


          Section 1.01. For all purposes of this Trust Agreement, the following terms shall have the meanings specified below and such meanings are equally applicable both to the singular and plural forms of the terms defined where appropriate:

          (a) "Actual Knowledge" shall mean actual knowledge of of First Interstate Bank of Nevada, N.A., as Trustee in who, in the normal performance of his or her operational duties, would have knowledge of such matters and the requirements with respect thereto.

          (b) "Enforcement" shall mean the exercise of any remedy provided for under a Ship Security Instrument or otherwise available by applicable law upon the occurrence of an event of default under the Mortgages or the Credit Agreement.

          (c) "MARAD" shall mean the United States Maritime Administration, and any predecessor or successor agency or the Secretary of Transportation of the United States of America, acting by and through the Maritime Administrator, as the context of the United States Maritime Laws may require.

          (d) "Mortgages" shall mean each Ship Mortgage executed or to be executed in favor of the Trustee pursuant to the Credit Agreement, as amended, supplemented or modified from time to time.

          (e) "Ship" shall mean any, and "Ships" shall mean all, of the ships on which a Mortgage may be granted from time to time in favor of the Trustee pursuant to the Credit Agreement, as more particularly described in Schedule A attached hereto.

          (f) "Ship Security Instrument" shall refer to any preferred ship mortgage made pursuant to Chapter 313 of Title 46 of the United States Code, as amended, the Mortgages, or other agreement or document creating any security interest or any other interest in a United States Ship.

          (g) "Trust Agreement" shall mean this Agreement as amended, supplemented or otherwise modified from time to time, together with all Exhibits hereto.

          (h) "Trust Estate" shall mean, and consist of, (i) the Ship Security Instruments and (ii) the Ships, charter earnings, insurance proceeds, funds and other property which the

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Trustee acquires in its capacity as Trustee or Mortgagee in connection with the
Mortgages, either of the Ships, charter earnings or insurance proceeds.

          (i) "Trust Receipt" shall mean a receipt, substantially in the form of Exhibit A hereto, given by the Trustee to the Administrative Agent upon receipt of any Ship Security Instrument.

          (j) "Trustee" shall have the meaning given that term in the Preamble, and any successor Trustee.

          (k) "United States Maritime Laws" shall mean all provisions of United States law restricting or pertaining to the operation of a Ship or to the transfer to persons not citizens of the United States of any interest of whatsoever nature in, or of beneficial control of, Ships, including, but not limited to, the Shipping Act, 1916, as amended (46 U.S.C. 801 et seq.) and particularly Sections 2, 9 and 37 thereof (46 U.S.C. 802, 808 and 835) and Chapters 121, 301 and 313 of Title 46 of the United States Code, as amended and pertinent regulations of the United States Coast Guard and MARAD.

          (l) "United States Ship" shall mean any Ship, which without violating the United States Maritime Laws, cannot be owned by, mortgaged to, or operated by any person who is not a citizen of the United States within the meaning of
Section 2 of the Shipping Act, 1916 as amended, without the approval of MARAD.


                                ARTICLE II

                           DECLARATION OF TRUST


          Section 2.01. The Trustee hereby declares that it will hold the Trust Estate upon the trust hereinafter set forth, subject to, and upon the terms and conditions of, this Trust Agreement, for the sole use and benefit of the Administrative Agent and the Secured Creditors.

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                                ARTICLE III

                       TRANSFER OF PROPERTY TO TRUST


          Section 3.01. The Administrative Agent hereby authorizes the Trustee and the Trustee hereby agrees to accept as a part of the Trust Estate all of the Ship Security Instruments. At any time hereafter and from time to time, the Trustee shall execute or enter into, as the case may be, as Trustee, the Ship Security Instruments upon written direction of the Administrative Agent. The Trustee shall issue to the Administrative Agent a Trust Receipt for each of the Ship Security Instruments upon the execution of such Ship Security Instrument.

          Section 3.02. Upon satisfaction or discharge of the Obligations secured in accordance with the Credit Agreement or by the security interest provided for in any of the Ship Security Instruments, the Administrative Agent shall so notify the Trustee. The Trustee shall advise the parties, upon request of the Administrative Agent, whether or not there has been a satisfaction or discharge of such Obligations, execute and deliver to the Administrative Agent, such satisfaction or discharge of such Mortgages as the Administrative Agent may request. Upon satisfaction or discharge of the lien provided for in any of the Ship Security Instruments, the Administrative Agent shall return the respective Trust Receipt to the Trustee for cancellation and thereafter the Trustee shall return the respective Ship Security Instrument to the Administrative Agent, at which time the Ship Security Instrument shall be deemed withdrawn from the Trust Estate.

          Section 3.03. The Administrative Agent shall deliver to the Trustee on request, a certificate setting forth the principal amount then outstanding under the Credit Agreement.


                                ARTICLE IV

                           DUTIES OF THE TRUSTEE


          Section 4.01. The Trustee shall take such action with respect to any event of default under the Mortgages as shall be specified in any notice of such default or enforcement event and written instructions of the Administrative Agent, but the Trustee shall not be required to take any action not expressly set forth in such written instructions. If the approval of any governmental agency or body is required in order to carry out the instructions of the Administrative Agent, including, without limitation, the approval of MARAD under applicable United States Maritime Laws, the Trustee shall not be required to carry out such instructions unless such approval shall have been obtained.

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          Section 4.02. The Trustee shall not have any duty or obligation to manage, operate, control, use, sell, make investments in respect of, dispose of or otherwise deal with the Ships, any Ship Security Instrument or any other part of the Trust Estate or to otherwise take or refrain from taking any action under, or in connection with the Ship Security Instruments, except as expressly provided by the terms of this Trust Agreement or as expressly provided in written instructions received from the Administrative Agent. Except for the accounting for monies or things actually received by it as Trustee hereunder the Trustee shall have no duties as to any monies, instruments or securities. The Trustee shall not be obligated or required, and this Trust Agreement shall not be construed so as to obligate or require the Trustee, to expend or risk its own funds or incur any financial responsibility in the performance of any of its duties under this Trust Agreement, to file any reports or other matters with any governmental authority relating to the matters hereof other than those required to be filed by the Trustee as a depository institution, or to follow any written instructions received from any Lender or any Person other than the Administrative Agent.

          Section 4.03. (a) In the event the Trustee shall be unable to act as trustee under any applicable governmental rule or regulation, the sole obligation of the Trustee hereunder shall be to advise the Administrative Agent promptly of any such fact of which it has Actual Knowledge and to resign under this Trust Agreement, if requested by the Administrative Agent. The Trustee shall have no liability to the Administrative Agent, the Secured Creditors, the Borrower, or any other Person by reason of its failure to be or remain qualified to act under applicable law as trustee, except that the Trustee agrees to pay its own costs and expenses, including, without limitation, legal counsel fees and expenses, in connection with any resignation under this Section 4.03.

          (b) The Trustee shall use its best efforts to maintain itself as an approved trustee by MARAD and properly comply with all regulations of MARAD in connection therewith including, without limitation, making such reports, filings and accountings as may be required. If the Trustee learns of the occurrence of events which will or could, in its opinion, result or have resulted in its disqualification, the Trustee shall promptly so advise the Administrative Agent.

          Section 4.04. The Trustee shall furnish promptly to the Administrative Agent each communication received by it or a copy thereof relating to any Ship Security Instrument, but shall have no duty to act upon or reply to any such communication in the absence of written instructions from the Administrative Agent.

           Section 4.05. The Trustee shall keep custody of any cover notes, insurance policies, brokers' opinion letters, or other documents delivered to it from time to time as may be required by any Ship Security Instrument and shall promptly give copies thereof to the Administrative Agent. The Trustee shall have no duty to advise the Administrative Agent of its failure to receive in timely fashion any such insurance document and the

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responsibility of determining if any insurance document does not comply with the requirements of the Ship Security Instruments shall be solely that of the Administrative Agent.



                                 ARTICLE V

                          CONCERNING THE TRUSTEE


          Section 5.01. The Trustee accepts the trust hereby created and agrees to perform such trust but only upon the terms of this Trust Agreement. The Trustee shall not be answerable or accountable to the Administrative Agent, the Secured Creditors, or any other Person under any circumstances, except for its own willful misconduct or gross negligence. The Trustee agrees that it shall not operate any Ship under a Ship Security Instrument without the prior consent of MARAD in any case where such consent is required by law and that it shall not sell any Ship under a Ship Security Instrument to a person who is not a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended, without the prior written consent of MARAD in any case where such consent is required by law. The Administrative Agent shall be responsible for furnishing the Trustee with satisfactory evidence of MARAD approval or of citizenship in such cases.

          Section 5.02. Except in accordance with written instructions furnished pursuant to Section 4.01 hereof, and without limiting the generality of Section
4.02 hereof, the Trustee shall have no duty (a) to record, file or deposit any Ship Security Instrument or any amendments thereto, (b) to effect or maintain any insurance on any Ship, (c) to pay or discharge any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate, (d) to confirm or verify any notices or reports of the Borrower or any other Person other than to furnish the Administrative Agent with a copy of each notice or report furnished the Trustee by the Borrower or any other Person pursuant to the Ship Security Instrument or (e) to inspect any Ship at any time or ascertain or inquire as to the performance or observance of the covenants under any Ship Security Instrument or whether any default shall have occurred thereunder.

          Section 5.03. THE TRUSTEE MAKES NO REPRESENTATION OR WARRANTY AS TO:
(a) THE VALIDITY, LEGALITY, ENFORCEABILITY OR PRIORITY OF ANY SHIP SECURITY INSTRUMENT, THE INSURANCE ASSIGNMENTS OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, OR AS TO ITS TITLE THERETO; (b) THE TITLE, DOCUMENTATION, SEAWORTHINESS, VALUE, CONDITION OR FITNESS FOR USE OF ANY OF THE SHIPS, OR ANY OTHER REPRESENTATION OR WARRANTY

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WITH RESPECT THERETO; OR (c) THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THIS
TRUST AGREEMENT OR ANY DOCUMENT HEREBY CONTEMPLATED, except that the Trustee represents and warrants that (x) this Trust Agreement and any other instrument executed by the Trustee have been or will be executed by an officer duly authorized to execute them on its behalf, and (y) the Trustee is an approved Trustee within the meaning of Chapter 313 of Title 46 of the United States Code, as amended, qualified to hold preferred mortgages and other security interests in vessels of the United States for the benefit of persons such as the Administrative Agent and the Lenders.

 .

          Section 5.04. No monies received by the Trustee hereunder need be segregated in any manner except to the extent required hereunder or by law and the Trustee shall not be liable for any interest thereon.

          Section 5.05. The Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it in good faith to be genuine and believed by it in good faith to be signed by the proper party or parties. The Trustee may accept a copy of a resolution of the board of directors of any corporate party, certified by the secretary, an assistant secretary or any other officer of said party, as duly adopted and in full force and effect, as conclusive evidence that such resolution has been adopted by said board and is in full force and effect. As to any fact or matter, the manner of ascertainment of which is not specifically described herein, the Trustee may for all purposes hereof rely in good faith on a certificate, signed by or on behalf of the party executing such certificate, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the Trust Estate, the Trustee may perform its powers and duties hereunder directly or through other agents or attorneys and may, at the cost and expense of the Borrower, seek advice of counsel (including counsel for the Administrative Agent or the Borrower), accountants and other skilled persons to be selected and employed by it, and the Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the actions, advice or opinion of any such counsel, agents, accountants or other skilled persons.

          Section 5.06. In accepting the trust hereby created, the Trustee acts solely as trustee hereunder and not in its individual capacity, and the Trustee shall have no liability hereunder or under any Ship Security Instrument, except as expressly set forth herein or therein.

          Section 5.07. The Trustee shall be entitled to receive reasonable compensation from the Borrower, on behalf of the Administrative Agent, for its services hereunder, as provided in Section 10.01 below.

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                                ARTICLE VI

              INDEMNIFICATION OF THE TRUSTEE BY THE BORROWER


          Section 6.01. The Borrower shall, whether or not any of the transactions contemplated hereby shall be consummated, assume liability for, and indemnify, protect, save and keep harmless the Trustee and its respective successors, assigns, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (such term "taxes" or the term "tax" as used in this Section 6.01 shall include, without limitation, all taxes specifically related to this Trust Agreement and the Trust Estate created hereby excluding, however, any income, franchise or similar taxes on fees or other compensation received by the Trustee in its capacity as Trustee), claims, actions, suits, costs, expenses or disbursements (including, without limitation, legal fees and expenses) of any kind and nature whatsoever which may be imposed on or incurred by or asserted against the Trustee, its respective successors, assigns, agents or servants, by whomsoever asserted, in any way specifically relating to or arising out of this Trust Agreement or a Ship Security Instrument, or the performance or enforcement of any of the terms thereof, or in any way relating to or arising out of the financing, refinancing, mortgaging, manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of either of the Ships (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate, or to the action or inaction of the Trustee hereunder, except only in the case of willful misconduct or gross negligence by the Trustee. The indemnities contained in this Section 6.01 shall survive the termination of this Trust Agreement.

          Section 6.02. The indemnity provided in Section 6.01 shall not apply to any costs, expenses or other liabilities incurred by the Trustee in the preservation of its status as an approved trustee by MARAD or any other status which it holds at the date of entering into this Trust Agreement.


                                ARTICLE VII

              TRANSFER OF THE ADMINISTRATIVE AGENT'S INTEREST


          Section 7.01. None of the Administrative Agent or the Secured Creditors shall assign, convey or otherwise transfer any of its right, title or interest in and to this Trust Agreement, the Trust Estate or any part thereof except (i) with respect to the Administrative Agent and the Secured Creditors in compliance with the terms of the Credit Agreement; or

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(ii) with the prior written consent of the Trustee. In connection with any conveyance or transfer described above, the Trustee shall execute and deliver such instruments or do such acts as the Administrative Agent may require, at the cost and expense of the Borrower, in order to consummate such assignment, conveyance or transfer.


                               ARTICLE VIII

                         PROCEDURE FOR ENFORCEMENT


          Section 8.01. Upon receipt of a notice and instructions provided for in Section 4.01 hereof, the Trustee shall proceed to exercise such rights and remedies available to it under the applicable Ship Security Instruments as the Administrative Agent shall, from time to time, instruct it to exercise. The Administrative Agent acknowledges that it cannot require the Trustee to operate a Ship or to sell any Ship to a person who is not a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended, without the prior approval of MARAD in any case where such consent is required by law or to do any other act which is not lawful for mortgagees of United States Ships.

          Section 8.02. If so instructed by the Administrative Agent, the Trustee shall, in connection with any Enforcement, employ attorneys, experts, consultants, managers, security guards, surveyors, insurance brokers, inspectors or any other persons or entities deemed desirable by the Administrative Agent.

          Section 8.03. If so instructed by the Administrative Agent, the Trustee shall file such suits or actions or bring such proceedings before any court or agency in connection with the enforcement of any Ship Security Instruments in its own name in its capacity as Trustee, or shall join in any such suits, actions or proceedings as co-plaintiff with the Administrative Agent as the Administrative Agent deems necessary or desirable. The conduct of such suits, actions or proceedings shall be in accordance with instructions from the Administrative Agent.

          Section 8.04. If so instructed by the Administrative Agent, the Trustee shall, in connection with any Enforcement, provided the same be lawful, do any or all of the following:

          (a) Operate any or all of the Ships under the applicable Ship Security Instrument;

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          (b) Conduct a private sale of any Ship or other collateral covered by a Ship Security Instrument and execute and deliver an appropriate bill of sale transferring title to any Ship or Ships to a purchaser thereof at such a private sale;

          (c) Bid upon or purchase any Ship or Ships at any judicial sale or other auction, provided that the Administrative Agent shall have made funds available in advance to the Trustee for this purpose; and

          (d) Operate any or all of the Ships acquired by it as a result of an Enforcement.


          Section 8.05. Upon the acquisition of title to the Ship or Ships, as contemplated by Section 8.04 above, the Trustee shall have no obligation to protect, conserve or deal with any Ship, except as so specifically instructed by the Administrative Agent in writing.

          Section 8.06. The Borrower on behalf of the Administrative Agent shall pay all costs and expenses incurred in connection with any Enforcement, and the Trustee may, in its discretion, require that the Borrower make funds available to the Trustee to satisfy any such cost or expense prior to the time of incurring such cost or expense.


                                ARTICLE IX

          PAYMENTS TO THE ADMINISTRATIVE  AGENT AND DISTRIBUTIONS


          Section 9.01. The Trustee shall pay, pursuant to Section 9.02 hereof, to the Administrative Agent promptly upon receipt thereof, all sums collected under any Ship Security Instrument. Such payments shall be made in immediately available funds to such place as the Administrative Agent from time to time may direct the Trustee.

          Section 9.02. Save as expressly stated to the contrary in any of the Loan Documents to which the Trustee is a party or in any written instructions to the Trustee from the Administrative Agent, to the extent that the Trustee receives or recovers monies pursuant to the Loan Documents to be applied in discharge of the Obligations, such monies (after deduction of the costs, expenses and fees of the Trustee or any receiver, attorney, agent, delegate or other Person appointed by the Trustee) shall be paid by the Trustee to the Administrative Agent for application by the Administrative Agent in accordance with the provisions of the relevant Ship Security Instrument.


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          Section 9.03. The Trustee shall not be required to segregate its collections or sums received in payment from its other funds, except as otherwise by law required or required hereunder, but shall, upon request of the Administrative Agent furnish to the Administrative Agent, a statement and accounting of any monies, or funds or other things of value (other than the Ship Security Instruments) held by it as Trustee for the benefit of the Administrative Agent. The form of such report shall be as mutually agreed by the Trustee and the Administrative Agent.

          Section 9.04. In the event the Administrative Agent is in default in respect of any payment to the Trustee of fees or any other sums owed by the Administrative Agent, the Trustee shall be allowed to deduct any such fees or amounts from the Trust Estate before being required to make any payment thereof to the Administrative Agent. In the event any such deduction is made, the Trustee shall promptly furnish the Administrative Agent a statement giving complete details of any such deduction and the basis upon which such deduction is made.


                                   ARTICLE X

                          COMPENSATION OF THE TRUSTEE


          Section 10.01. The Trustee shall receive no compensation for its services hereunder other than those costs, expenses and liabilities for which the Trustee is entitled to be reimbursed or indemnified by the Borrower as set forth in this Trust Agreement.



                                   ARTICLE XI

                  REMOVAL, DISQUALIFICATION OR RESIGNATION OF
                        THE TRUSTEE; SUCCESSOR TRUSTEES


          Section 11.01. (a) In its discretion, the Administrative Agent may remove the Trustee at any time, without cause, by directing a written notice to the Trustee of such removal. No removal shall be effective unless a qualified successor trustee, described in Section 11.02(e) below, shall have been appointed on or prior to the effective date of such removal in accordance with the provisions of this Trust Agreement.

          (b) The Trustee may resign at any time without cause by giving at least thirty (30) days' prior written notice to the Administrative Agent, such resignation to be effective,

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subject to the provisions of the last sentence of this paragraph, on the date specified in such notice. If the Administrative Agent shall not have appointed a successor trustee within thirty (30) days after such notice of resignation, the Trustee may apply to any court of competent jurisdiction to appoint a qualified successor trustee to act until such time, if any, as a successor trustee shall have been appointed by the Administrative Agent. Any successor trustee so appointed by such court shall immediately and without further act be superseded by any successor trustee appointed by the Administrative Agent. In any event, however, no resignation shall be effective until a qualified trustee shall have been appointed by the Administrative Agent or a court.

          (c) In the event that the Trustee becomes disqualified as an approved trustee by MARAD, the Administrative Agent shall: (i) remove the Trustee and appoint a qualified successor trustee or (ii) take the action provided for in
Section 11.03.

          Section 11.02. (a) A successor trustee shall be appointed by an instrument in writing which shall state the effective date said successor trustee shall become the Trustee hereunder, which document shall contain the executed acknowledgement of acceptance by the successor trustee of the trust, the Trust Estate and the duties of the Trustee as herein provided. The Trustee, the successor trustee and the Administrative Agent shall execute, acknowledge and deliver such assignments as may be required, in recordable form, and a sufficient number of counterparts, whereby the successor trustee becomes vested with all of the estates, properties, rights, remedies and trusts of its predecessor to the trust hereunder and such instruments shall be duly recorded forthwith in accordance with Chapter 313 of Title 46 of the United States Code, as amended, or other laws or statutes governing any Ship Security Instrument, as the case may be. The Trustee shall duly assign, transfer, deliver and pay over to any successor trustee any monies and other property or things of value subject to the trust hereunder and held by the Trustee. Should any act or further instrument from the Trustee or the Administrative Agent be required by any successor trustee for more fully and certainly vesting in and confirming to such successor trustee such estates, properties, rights, remedies and trusts, then on request any and all such acts and instruments shall be done, made, executed, acknowledged and delivered by the Administrative Agent and the Trustee. If the Administrative Agent's removal of the Trustee is by reason of the Trustee's failure to remain qualified as an approved trustee by MARAD, the provisions of Section 4.03 shall govern.

          (b) The Borrower on behalf of the Administrative Agent shall pay or cause to be paid all recording fees, transfer taxes, court costs, if applicable, and all other costs arising out of the transfer of the Trust Estate from the Trustee to a successor trustee. If the Administrative Agent's removal of the Trustee is by reason of the Trustee's failure to remain qualified as an approved trustee by MARAD, the provisions of Section 4.03 shall govern.

          (c) Upon the removal or resignation of the Trustee, the Trustee's compensation shall cease as of the effective date thereof, but its rights of indemnification shall survive such

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removal or resignation. Within thirty (30) days following the effective date of such removal or resignation, the Trustee shall furnish to the Administrative Agent a complete accounting of the Trust Estate and its compensation, costs and expenses as of the date of removal or resignation.

          (d) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which substantially all the business of the Trustee may be transferred, shall be the Trustee under this Trust Agreement without any further act, provided the successor corporation remains qualified as an approved trustee.

          (e) Any successor to the Trustee, however appointed, shall be a bank or trust company organized under the laws of the United States or any jurisdiction thereof, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by federal or state authority, having a combined capital and surplus of at least Fifty Million Dollars ($50,000,000), and be qualified to act as mortgagee under the Mortgages to the extent required by applicable law and shall be a trustee approved by MARAD in accordance with the provisions of the Shipping Act, 1916, as amended, and Chapter 313 of Title 46 of the United States Code, as amended, if there be such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder upon reasonable or customary terms.

          Section 11.03. If at any time: (a) events occur which will or could, in the opinion of the Administrative Agent or the Trustee, result in the disqualification of the Trustee; or (b) the Trustee becomes disqualified, the Trustee or the Administrative Agent, or both of them, may petition the United States District Court for the Southern District of New York for instructions to the Trustee in order that the trust may be preserved to prevent the Administrative Agent or the Trustee from falling into violation of law, including without limitation, the United States Maritime Laws. To the extent that such may be required or necessary, the parties hereto agree that said court has jurisdiction for this purpose; however, if in the interest of justice, the said court determines to transfer the matter to any other United States Court, the parties hereby agree to the jurisdiction of such transferee court. Any such petition shall be served upon the other party hereto. The Trustee, the Administrative Agent and any successor trustee hereby agree to abide by the instructions of the court and to do all acts, execute such agreements and instruments as may be required in connection therewith and all other instruments and/or documents necessary to preserve the Trust Estate for the benefit of the Administrative Agent on behalf of the Secured Creditors under the terms hereunder.

                                ARTICLE XII

                    TERMINATION AND DISCHARGE OF TRUST


          Section 12.01. This trust is hereby declared to be irrevocable except that this trust may be terminated by notice given by the Administrative Agent to the Trustee at any time that there is no Ship Security Instrument held or to be held as a part of the Trust Estate and termination of the trust would not create an interest in a United States Ship on the part of the Administrative Agent and the Secured Creditors that would be contrary to applicable law, or otherwise cause the Administrative Agent or the Secured Creditors to be in violation of any applicable law and no Obligations to the Administrative Agent and the Secured Creditors under the Loan Documents remain and no obligation of the Administrative Agent or the Secured Creditors to make any Loan or issue any Letter of Credit is still outstanding. Within thirty (30) days following the date of such notice, the Trustee shall furnish to the Administrative Agent a complete accounting of the Trust Estate and its compensation, costs and expenses. This trust shall terminate, cease and determine upon: (i) the assignment, conveyance and transfer by the Trustee to the Administrative Agent of all property then comprising the Trust Estate and (ii) the acceptance of such accounting of the Trustee by the Administrative Agent.


                               ARTICLE XIII

                       AMENDMENT OF TRUST AGREEMENT


          Section 13.01. No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Administrative Agent and the Trustee; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given; provided, however, because of the irrevocable nature of this trust and the reasons for which it is created the trust may not be amended in any way that may vest or revest in the Administrative Agent or the Secured Creditors any interest in a United States Ship contrary to applicable law, and without limitation, particularly the United States Maritime Laws.

                                ARTICLE XIV

                               MISCELLANEOUS


          Section 14.01. The headings of the various articles are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 14.02. Any assignment, sale, transfer or other conveyance by the Trustee of the interest of the Trustee in any Ship Security Instrument, or any of the Ships, or insurance proceeds made pursuant to this Trust Agreement or any Ship Security Instrument shall bind the Administrative Agent and the Secured Creditors and shall be effective to transfer or convey all right, title and interest of the Trustee and the Administrative Agent and the Secured Creditors therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Trustee.

          Section 14.03. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing, delivered or mailed by first class mail, postage prepaid, (i) if to the Trustee, addressed to the Trustee at its offices at 3800 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89109, and (ii) if to the Administrative Agent, addressed to it as provided in Section
10.08 of the Credit Agreement, or such other address as the Trustee or the Administrative Agent may designate by notice to the other parties. All notices given pursuant to this Section 14.03 shall be effective upon receipt. All notices required to be delivered by the Trustee under this Trust Agreement shall be delivered promptly by the Trustee. Copies of all notices shall be delivered to the Borrower addressed to its President and Chief Operating Officer as provided in Section 10.08 of the Credit Agreement with copies addressed to its Chief Financial Officer and its General Counsel as provided in Section 10.08 of the Credit Agreement.

          Section 14.04. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 14.05. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 14.06. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Trustee, and its successors and assigns, the Administrative Agent, and its successors and assigns, and the Lenders, and their respective successors and assigns. Any request, notice, direction, consent, waiver or other instrument or action by the Administrative Agent shall bind its successors and assigns, and the Lenders, and their respective successors and assigns.

          Section 14.07. Nothing expressed or implied herein is intended or shall be construed to confer upon or give to any Person, other than the parties hereto, their successors or assigns, any right, remedy or claim under or by reason of this Trust Agreement or of any term, covenant or condition hereof, and all of the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.

          Section 14.08. THIS TRUST AGREEMENT, AND ALL OF THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, AND THEIR SUCCESSORS AND ASSIGNS, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          Section 14.09. No provision of this Trust Agreement or any action taken pursuant hereto shall be considered to be a waiver of the preferred status of any United States preferred mortgage transferred to the Trustee hereunder or in derogation of any of the benefits, privileges, rights or remedies provided for by Chapter 313 of Title 46 of the United States Code, as amended, or other applicable law or any Ship Security Instrument.

          Section 14.10. This Trust Agreement has been delivered in Las Vegas, Nevada.

          IN WITNESS WHEREOF, the parties hereto, have caused this Trust Agreement to be duly executed and delivered in Las Vegas, Nevada by their respective officers thereunto duly authorized on the day and year first above written.


          FIRST INTERSTATE BANK OF NEVADA, N.A.,
            as Administrative Agent


          By ___________________________
              Name:
              Title:





          FIRST INTERSTATE BANK OF NEVADA, N.A., as Trustee,


          By __________________________
              Name:
              Title:


ACKNOWLEDGED AND ACCEPTED:

PLAYERS INTERNATIONAL, INC.


By: _____________________
      Name:
      Title:

                                SCHEDULE A


NAME OF                           OFFICIAL            NAME OF
SHIP               FLAG           NUMBER              SHIPOWNER

STAR CASINO         U.S.          997578              Showboat Star Partnership

PLAYERS RIVERBOAT   U.S.          989886              Southern Illinois Riverboat/
CASINO                                                Casino Cruises, Inc.

PLAYERS RIVERBOAT   U.S.          997773              Players Lake Charles, Inc.
CASINO II


                                 EXHIBIT A

                               TRUST RECEIPT



Date:_______________________            Number:_________________

To:  First Interstate Bank of Nevada, N.A., Administrative Agent


From:     First Interstate Bank of Nevada, N.A.,
       not in its individual
       capacity, but solely as
       Trustee

          The Trustee hereby acknowledges the delivery to the Trustee, as trustee under the Master Vessel and Collateral Trust Agreement dated as of August __, 1995 with you (the "Trust Agreement"), of the below listed Ship Security Instruments covering the U.S. flag vessel ______ entered into by __________________________ in favor of the Trustee for your benefit (the "Mortgage").


                              ------------------------------
                              ------------------------------
                              ------------------------------


          Terms used herein are used as defined in the Trust Agreement.


                              ------------------------------,
                                not in its individual
                                capacity, but solely as
                                Trustee,



                              By __________________________
                                  Name:
                                  Title: